UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 21, 2007

NTN Buzztime, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-11460	31-1103425
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5966 La Place Court

Carlsbad, California 92008

(Address of principal executive offices, with zip code)

760-438-7400

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On February 21, 2007, the Board of Directors of NTN Buzztime, Inc. (the “Company”) approved an amendment and restatement of the Company’s Bylaws (the “Restated Bylaws”), effective immediately. The Restated Bylaws amended the prior bylaws of the Company in the following principal respects:

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Article II, Section 2.1(a) (Remote Communication): This section of the Restated Bylaws allows the Board of Directors of the Company to determine that an annual meeting of stockholders may be held solely by means of remote communication.

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Article II, Sections 2.1(b) and 2.1(c)(Advance Notice of Stockholder Nominees and Other Business): These sections of the Restated Bylaws require that any stockholder seeking to bring business before an annual meeting of the stockholders, including nominations of candidates for election as directors, provide notice of such business to the Company, and certain other information, within a specified period prior to the meeting. In order for a stockholder proposal to be timely for the 2007 Annual Meeting of Stockholders, it must be delivered or mailed to and received at the principal executive offices of the Company, no later than the date that is ninety (90) days prior to the anniversary date of the Company’s 2006 annual meeting of the stockholders. In order for a stockholder proposal to be timely with respect to annual meetings of stockholders beginning in 2008 and for years thereafter, it must be delivered or mailed to and received at the principal executives offices of the Company by the date specified in the Company’s proxy statement released to stockholders in connection with the previous year’s annual meeting of stockholders, which date shall be not less than ninety (90) or more than one hundred twenty (120) calendar days in advance of the anniversary of the date of such previous year’s proxy statement. Prior to this amendment, there was no advance notice requirement in the bylaws.

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Article II, Section 2.2(a) (Special Meetings of Stockholders): This section of the Restated Bylaws provides that only the majority of the whole Board of Directors may call a special meeting of stockholders. Prior to this amendment, a stockholder holding not less than 10% of the outstanding shares, the Chairman of the Board, or the President of the Company could have called a special meeting of the stockholders.

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Article II, Section 2.2(c) (Advance Notice of Stockholder Nominees for Special Meetings): This section of the Restated Bylaws requires that any stockholder seeking to nominate candidates for election as directors at any special meeting of the stockholders provide notice of such election, and certain other information, to the Company, within a specified period of time. Prior to this amendment, there was no advance notice requirement in the bylaws.

•	Article II, Section 2.3 (Notice to Stockholders): This section of the Restated Bylaws allows any notice to stockholders to be given by electronic mail or other electronic transmission.

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Article II, Section 2.5(b) (Conduct of Stockholder Meetings): This section of the Restated Bylaws allows the chairman of any meeting of stockholders to adjourn the meeting to another place, date and time.

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Article III, Section 3.1 (Number of Directors): This section of the Restated Bylaws provides that the number of directors constituting the whole board shall be determined by the board from time to time. Prior to this amendment, the bylaws provided that the board could set the size of the whole board within a range of not less than five nor more than 13 directors. The size of the board was not changed by this bylaw amendment and remains fixed at seven directors.

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Article III, Section 3.6 (Special Meetings of the Board of Directors): This section of the Restated Bylaws allows notice of any special meeting of the Board of Directors to be given by electronic mail.

•	Article IV (Committees): This article of the Restated Bylaws was added to provide guidelines with respect to committees of the Board of Directors.

•	Article V, Section 5.1 (Chief Executive Officer): This section of the Restated Bylaws contemplates that the Company shall have the office of Chief Executive Officer.

•	Article V, Section 5.2 (Appointment of Officers): This section of the Restated Bylaws provides that the officers of the Company shall be appointed by the Board of Directors.

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Article VI (Indemnification): This article of the Restated Bylaws provides for indemnification to the directors and officers of the Company to the fullest extent authorized by Delaware law, provides the Company with the maximum power under Delaware law to provide indemnification to its employees and agents, allows for the advancement of expenses, and provides the Company with the power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Company.

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Article IX (Amendments): This article of the Restated Bylaws provides that the bylaws of the Company can be amended by a majority vote of the Board of Directors or by the stockholders by the vote of at least 66 2/3% of the voting power of the Company. Prior to this amendment, the bylaws could be amended by a majority vote of the stockholders.

The Restated Bylaws also effected several other clarifications and revisions to the prior bylaws.

The foregoing summary of changes effected by adoption of the Restated Bylaws, is qualified in its entirety by reference to the Restated Bylaws attached as Exhibit 3.5 to this Current Report on Form 8-K and incorporated by reference herein.

The Company currently plans to hold its 2007 Annual Meeting of Stockholders on June 15, 2007. Under the Restated Bylaws, proposals of stockholders of the Company that are intended to be presented at the 2007 Annual Meeting of Stockholders must be received by the Company no later than March 16, 2007, which is the date that is 90 days prior to the anniversary of the 2006 annual meeting of stockholders. A stockholder who fails to comply with the procedures set forth in the Restated Bylaws is precluded from bringing his or her proposed business before the Annual Meeting of Stockholders and is barred from nominating candidates for director at such meeting.

Item 9.01	Financial Statements and Exhibits

Exhibit	Description
3.5	Amended and Restated Bylaws, adopted February 21, 2007

99.1	Press Release dated February 23, 2007 announcing the revised corporate bylaws

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NTN Buzztime, Inc.

Date: February 23, 2007	By:	/s/ Kendra Berger
Kendra Berger, Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit	Description
3.5	Amended and Restated Bylaws, adopted February 21, 2007

99.1	Press Release dated February 23, 2007 announcing the revised corporate bylaws